UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22612

(Investment Company Act file number)

Wakefield Alternative Series Trust

(Exact name of registrant as specified in charter)

700 17th Street, Suite 1550

Denver, CO 80202

(Address of principal executive offices) (Zip code)

(303) 454-5500

(Registrant’s telephone number)

Rhonda Mills

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: January 1, 2014 – March 31, 2014

Item 1. Schedule of Investments.

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of
Investments
March 31, 2014 (Unaudited)

Principal Amount		Value (Note 2)
AGENCY PASS-THROUGH SECURITIES: 3.34%
Federal National Mortgage Association (FNMA): 3.14%
	FNMA
$150,000	1.000%, 10/17/16	$150,052
45,000	1.000%, 10/07/16	45,007
305,000	4.125%, 04/15/14	305,480
68,632	5.500%, 12/01/18	73,195
		573,734
Govenment National Mortgage Association (GNMA): 0.20%
	GNMA
35,883	3.000%, 12/16/38	36,933
	Total Agency Pass-Through Securities (Cost $609,529)	610,667
ASSET-BACKED SECURITIES: 9.41%
	Ally Auto Receivables Trust 2012-SN1
14,241	0.510%, 12/22/14	14,242
	American Express Credit Account Master Trust 2012-2
100,000	0.680%, 03/15/18	100,215
	AmeriCredit Automobile Receivables Trust 2011-3
210	1.170%, 01/08/16	210
	AmeriCredit Automobile Receivables Trust 2012-3
10,056	0.710%, 03/08/14	10,056
	AmeriCredit Automobile Receivables Trust 2013-4
70,882	0.740%, 11/08/16	70,979
	ARI Fleet Lease Trust 2012-B
68,276	0.455%, 06/15/16(a)(b)	68,213
	Bayview Financial Acquisition Trust
9,870	0.740%, 08/28/44(a)	9,873
	CNH Equipment Trust 2012-A
49,035	0.940%, 05/15/17	49,181
	CNH Equipment Trust 2012-D
100,000	0.650%, 05/16/16	100,196
	Ford Credit Floorplan Master Owner Trust 2013-1
100,000	0.535%, 01/15/18(a)	100,171
	GE Dealer Floorplan Master Notes Trust 2012-1
110,000	0.727%, 02/20/17(a)	110,321
	GE Equipment Midticket LLC Series 2011-1
75,000	1.420%, 05/22/15	75,476
	HSBC Home Equity Loan Trust 2005-1
39,992	0.447%, 01/20/34(a)	39,791
	HSBC Home Equity Loan Trust USA 2006-1
97,186	0.317%, 01/20/36(a)	95,660
	HSBC Home Equity Loan Trust USA 2006-2
29,058	0.307%, 03/20/36(a)	28,534
	HSBC Home Equity Loan Trust USA 2006-4
36,436	0.307%, 03/20/36(c)	36,327

Principal Amount		Value (Note 2)
ASSET-BACKED SECURITIES: 9.41% (continued)
	M&T Bank Auto Receivables Trust 2013-1
$100,000	1.060%, 07/15/16(b)	$100,734
	Macquarie Equipment Funding Trust 2012-A
44,794	0.610%, 10/20/14(b)	44,739
	Navistar Financial Owner Trust 2012-A
5,346	0.850%, 06/18/14(b)	5,347
	Nelnet Education Loan Funding, Inc. 2004-2-A
29,152	0.375%, 08/26/19	29,157
	Nissan Master Owner Trust Receivables 2012-A
37,000	0.625%, 05/15/17(a)	37,113
	Prestige Auto Receivables Trust 2013-1-A
72,765	1.090%, 02/15/18(b)	72,916
	SLM Student Loan Trust 2005-4
46,552	0.319%, 04/26/21(a)	46,474
	SLM Student Loan Trust 2005-9
19,642	0.339%, 01/25/23(a)	19,651
	SLM Student Loan Trust 2006-2
54,235	0.329%, 10/25/22(a)	54,148
	SLM Student Loan Trust 2006-4
33,497	0.319%, 04/25/23(a)	33,493
	SLM Student Loan Trust 2006-9
108,694	0.328%, 10/25/22(a)	108,394
	SLM Student Loan Trust 2007-2
110,150	0.239%, 07/25/17(a)	109,889
	SLM Student Loan Trust 2012-5
27,196	0.354%, 07/25/14(a)	27,192
	SLM Student Loan Trust 2013-1
91,005	0.304%, 01/25/15(a)	90,947
	World Omni Master Owner Trust 2013-1-A
30,000	0.505%, 02/16/16(a)(b)	30,053
		1,719,692
	Total Asset-Backed Securities (Cost $1,717,669)	1,719,692
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.63%
Federal Home Loan Mortgage Corp (FHLMC): 1.39%
	FHLMC, REMICS
88,026	0.305%, 04/15/18(a)	88,077
66,574	2.500%, 10/15/18	68,191
4,438	4.500%, 02/15/19	4,449
64,984	5.000%, 05/15/34	68,908
23,016	5.500%, 11/15/16	24,081
		253,706
Federal National Mortgage Association (FNMA): 0.73%
	FNMA, REMICS
84,836	3.000%, 12/25/20	87,525
45,550	4.350%, 03/25/34	46,301
		133,826
Government National Mortgage Association (GNMA): 0.51%
	GNMA, REMICS
48,234	4.000%, 03/16/23	50,501

Principal Amount		Value (Note 2)
Government National Mortgage Association (GNMA): 0.51% (continued)
$41,115	4.500%, 01/16/38	$43,081
		93,582
	Total Collateralized Mortgage Obligations (Cost $478,761)	481,114
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.36%

	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-3
27,067	5.742%, 06/10/39(a)	27,062
	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5
87,494	4.978%, 07/11/42(a)	88,376
	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP16
71,810	4.750%, 10/13/14(a)	72,950
	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8
72,118	4.674%, 06/11/15	74,640
	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18
65,681	4.933%, 02/13/42(a)	67,549
	CFCRE Commercial Mortgage Trust 2011-C2
22,938	1.558%, 05/15/16	23,061
	Citigroup Commercial Mortgage Trust 2004-C1
3,358	5.406%, 04/15/40(a)	3,356
	Citigroup Commercial Mortgage Trust 2004-C2
140,968	4.733%, 10/15/41	142,483
	COMM Mortgage Trust 2012-LC4
98,061	1.156%, 07/10/16	98,415
	Commercial Mortgage Trust 2005-GG3
40,000	4.799%, 12/10/14(a)	40,683
	Credit Suisse First Boston Mortgage Securities Corp. 2005-C1
44,322	5.014%, 01/15/15(a)	45,290
	Fannie Mae-Aces 2013-M5
87,921	0.595%, 08/25/15	88,104
	GE Capital Commercial Mortgage Corp. Trust 2004-C3
52,619	5.189%, 07/10/39(a)	52,674
	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB9
100,000	4.878%, 12/15/14	101,887
	JP Morgan Chase Commercial Mortgage Securities Corp. Trust 2004-C2
3,144	5.441%, 05/15/41(a)	3,141
	JP Morgan Chase Commercial Mortgage Securities Corp. Trust 2011-C4
7,882	1.525%, 11/15/15(b)	7,890
	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9
55,660	5.755%, 07/12/14(a)	56,032
	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2
75,000	4.738%, 07/15/42	77,561

Principal Amount		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.36% (continued)
	LB-UBS Commercial Mortgage Trust 2004-C6
$51,913	5.020%, 08/15/29(a)	$52,297
	LB-UBS Commercial Mortgage Trust 2004-C7
26,339	4.475%, 10/15/29	26,713
27,279	4.786%, 10/15/29(a)	27,488
	LB-UBS Commercial Mortgage Trust 2004-C8
102,610	4.799%, 12/15/29(a)	103,745
	Morgan Stanley Capital I Trust 2012-C4
75,187	1.085%, 08/15/16	75,329
	WFRBS Commercial Mortgage Trust 2011-C3
92,072	1.988%, 01/15/16(b)	93,139
	WFRBS Commercial Mortgage Trust 2011-C5
48,417	1.456%, 07/15/16	48,794
	WFRBS Commercial Mortgage Trust 2012-C6
29,480	1.081%, 07/15/16	29,595
		1,528,254
	Total Commercial Mortgage-Backed Securities (Cost $1,550,968)	1,528,254
CORPORATE BONDS: 27.55%
Basic Materials: 1.04%
	Monsanto Co., Sr. Unsec. Notes
90,000	0.436%, 11/07/16(a)	90,198
	Rio Tinto Finance USA, Ltd., Sr. Unsec. Notes
100,000	8.950%, 05/01/14	100,672
		190,870
Communications: 2.90%
	AT&T, Inc., Sr. Unsec. Notes
140,000	0.619%, 02/12/16(a)	140,346
	NBCUniversal Enterprise, Inc., Sr. Unsec. Notes
100,000	0.776%, 04/15/16(a)(b)	100,318
	NBCUniversal Media, LLC, Sr. Unsec. Notes
100,000	2.100%, 04/01/14	100,000
	Time Warner Cable, Inc., Sr. Unsec. Notes
100,000	7.500%, 04/01/14	100,000
	Verizon Communications, Inc., Sr. Unsec. Notes
90,000	0.435%, 03/06/15(a)(b)	90,020
		530,684
Consumer, Cyclical: 1.99%
	Nissan Motor Acceptance Corp., Sr. Unsec. Notes
100,000	4.500%, 01/30/15(b)	103,246
	Nissan Motor Acceptance Corp., Unsec. Notes
60,000	0.935%, 09/26/16(a)(b)	60,376
	Volkswagen International Finance N.V., Sr. Unsec. Notes
200,000	0.676%, 11/18/16(a)(b)	200,444
		364,066
Consumer, Non-cyclical: 2.02%
	AbbVie, Inc., Sr. Unsec. Notes
100,000	0.996%, 11/06/15(a)	101,026

Principal Amount		Value (Note 2)
Consumer, Non-cyclical: 2.02% (continued)
	Express Scripts Holding Co., Sr. Unsec. Notes
$175,000	2.750%, 11/21/14	$177,574
	Kimberly-Clark Corp., Sr. Unsec. Notes
90,000	0.394%, 05/15/16(a)	90,147
		368,747
Energy: 0.55%
	Petrobras Global Finance BV, Sr. Unsec. Notes
100,000	2.593%, 03/17/17(a)	100,625
Financials: 14.38%
	Abbey National Treasury Services PLC/London Sr. Unsec. Notes
100,000	3.875%, 11/10/14(b)	102,058
	Abbey National Treasury Services PLC/Stamford CT Sr. Unsec. Notes
95,000	0.743%, 03/13/17(a)	95,041
	Bank of New York Mellon Corp., Sr. Unsec. Notes, Series MTN
50,000	0.466%, 03/04/16(a)	50,053
	Bank of Nova Scotia, Sr. Unsec. Notes
100,000	1.850%, 01/12/15	101,230
	Barclays Bank PLC Sr. Unsec. Notes
200,000	0.815%, 02/17/17(a)	200,712
	BNP Paribas SA, Sr. Unsec. Notes
50,000	0.824%, 12/12/16(a)	50,141
	BNP Paribas SA, Sr. Unsec. Notes, Series MTN
135,000	2.985%, 12/20/14(a)	137,589
	Capital One Financial Corp., Sr. Unsec. Notes
150,000	1.389%, 07/15/14(a)	150,424
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec. Notes
80,000	2.125%, 10/13/15	81,938
	Credit Agricole SA, Sr. Unsec. Notes
250,000	1.096%, 10/03/16(a)(b)	252,196
	Fifth Third Bank, Sr. Unsec. Notes
200,000	0.644%, 02/26/16(a)	200,483
	General Electric Capital Corp., Sr. Unsec. Notes
100,000	1.279%, 07/02/15(a)	101,113
	Genworth Global Funding Trusts, Sr. Unsec. Notes, Series MTN
70,000	0.429%, 04/15/14(a)	69,995
	Goldman Sachs Group, Inc., Sr. Unsec. Notes
100,000	0.684%, 03/22/16(a)	99,767
100,000	0.747%, 01/12/15(a)	100,136
	HSBC Bank USA, Sub. Notes
100,000	4.625%, 04/01/14	100,000
	KeyBank NA, Sr. Unsec. Notes
250,000	0.725%, 11/25/16(a)	250,691
	PNC Bank NA, Sr. Unsec. Notes
250,000	0.556%, 04/29/16(a)	250,240
	Pricoa Global Funding I, Sec. Notes
100,000	5.450%, 06/11/14(b)	100,959

Principal Amount		Value (Note 2)
Financials: 14.38% (continued)
	Wells Fargo & Co., Sr. Unsec. Notes
$130,000	0.772%, 07/20/16(a)	$130,463
		2,625,229
Industrials: 1.92%
	Canadian National Railway Co., Sr. Unsec. Notes
110,000	0.436%, 11/06/15(a)	110,044
	Caterpillar Financial Services Corp., Sr. Unsec. Notes, Series MTN
150,000	0.474%, 02/26/16(a)	150,396
	Rockwell Collins, Inc., Sr. Unsec. Notes
90,000	0.583%, 12/15/16(a)	90,110
		350,550
Technology: 1.62%
	Dell, Inc., Sr. Unsec. Notes
40,000	0.848%, 04/01/14(a)	40,000
	Hewlett-Packard Co., Sr. Unsec. Notes
150,000	1.784%, 09/19/14(a)	150,997
	Xerox Corp., Sr. Unsec. Notes
105,000	1.056%, 05/16/14(a)	105,087
		296,084
Utilities: 1.13%
	Duke Energy Progress, Inc., Sec. Notes
80,000	0.435%, 03/06/17(a)	79,989
	Georgia Power Co., Sr. Unsec. Notes
40,000	0.553%, 03/15/16(a)	39,984
	NextEra Energy Capital Holdings, Inc., Sr. Unsec. Notes
85,000	1.339%, 09/01/15	85,653
		205,626
	Total Corporate Bonds (Cost $5,020,040)	5,032,481
FOREIGN GOVERNMENT OBLIGATIONS: 2.88%
Supranational Union: 2.88%
	European Investment Bank Sr. Unsec. Notes
125,000	1.500%, 05/15/14	125,200
400,000	3.000%, 04/08/14	400,165
		525,365
	Total Foreign Government Obligations (Cost $525,413)	525,365
MUNICIPAL BONDS: 1.48%
	Maine Municipal Bond Bank
65,000	1.068%, 06/01/15	65,118
	New York State Dormitory Authority, Personal Income Tax Revenue Bonds (Economic Development and Housing), Series A
55,000	5.600%, 12/15/14	57,037

Principal Amount		Value (Note 2)
MUNICIPAL BONDS: 1.48% (continued)
	Raleigh Durham Airport Authority
$70,000	5.000%, 05/01/16	$73,280
	State of California, Recreational Facilities Improvements, Ad Valorem Property Tax, General Obligation Unlimited, Federally Taxable
75,000	5.250%, 04/01/14	75,000
		270,435
	Total Municipal Bonds (Cost $270,658)	270,435
Par Value
SHORT TERM SECURITIES: 21.65%
Commerical Paper: 19.71%(d)
	Abbey National North America
$400,000	0.084%, due 04/08/14	399,993
	Bank of Tokyo-Mitsubishi
400,000	0.122%, due 04/08/14	399,991
	BNP Paribas Finance
400,000	0.053%, due 04/04/14	399,998
	Cargill Inc
400,000	0.071%, due 04/07/14	399,995
	Golden Funding Corp.
400,000	0.078%, due 04/10/14	399,990
	Natexis US Finance
400,000	0.101%, due 04/01/14	400,000
	Ontario Prov CDA
400,000	0.061%, due 04/02/14	399,999
	Piedmont Natural Gas
400,000	0.081%, due 04/02/14	399,999
	Prudential Funding
400,000	0.061%, due 04/03/14	399,999
		3,599,964
Federal Home Loan Mortgage Corp (FHLMC): 1.04%(d)
	FHLB
190,000	0.051%, due 04/02/14	190,000
Federal National Mortgage Association (FNMA): 0.90%(d)
	FNMA
165,000	0.061%, due 04/09/14	164,998
	Total Short Term Securities (Cost $3,954,962)	3,954,962
	Total Investments: 77.30% (Cost $14,128,000)	14,122,970
	Net Other Assets and Liabilities: 22.70%	4,146,674	(e)
	Net Assets: 100.00%	$18,269,644

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2014.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,432,647, representing 7.84% of net assets.
(c)	Step Bond
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(e)	Includes cash which is being held as collateral for swap contracts.

Unrealized
TOTAL RETURN SWAP	Depreciation
Deutsche Bank AG London Branch total return swap related to the Wakefield TRS Tracker Series A Index effective September 21, 2012 for 5 years unless earlier terminated. Return to the Fund is based on the total return of the Index which includes an index sponsor fee of 0.75% per annum on the notional amount of the Index. The notional amount of the Index is $18,794,717.	(1,205,283)

Total Net Unrealized Depreciation on Swap Contracts	$(1,205,283)

Investment Abbreviations:
BA - Bankers Acceptance.
BV - Besloten Vennootschap is a Dutch private limited liability company.
LLC - Limited Liability Company.
Ltd. - Limited.
MTN - Medium Term Notes.
NA - National Association.
N.V. - Naamloze Vennootschap is a Dutch public limited liability corporation.
PLC - Public Limited Company.
REMICS - Real Estate Mortgage Investment Conduits.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
Sec. - Secured.
Sr. - Senior.
Sub. - Subordinated.
Unsec. - Unsecured.

See Notes to Quarterly Consolidated Schedule of Investments

Wakefield Managed Futures Strategy Fund

Notes to the Consolidated Schedule of Investments

March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund (the “Fund”). The Fund commenced investment operations on September 10, 2012.

The Fund is a diversified portfolio which seeks to generate absolute returns. The Fund currently offers Class A shares, Class C shares and Class I shares. The Board of Trustees (the “Trustees”) may establish additional Funds and classes of shares at any time in the future without shareholder approval.

The Fund did not have any operations before September 10, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Class A and Class I shares, respectively, to Wakefield Advisors, LLC (“Wakefield Advisors” or the “Advisor”). The Class C shares are currently not operational as of March 31, 2014.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the consolidated financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The consolidated financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2014.

Swaps are priced based on valuations provided by an independent and/or executing broker, pricing service and/or sub Administrative if available. If a price is not available, then “fair-value” procedures will be used.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the high cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of March 31, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Agency Pass-Through Securities	$–	$573,735	$–	$573,735
Asset-Backed Securities	–	1,719,692	–	1,719,692
Collateralized Mortgage Obligations	–	481,114	–	481,114
Commercial Mortgage-Backed Securities	–	1,565,187	–	1,565,187
Corporate Bonds	–	5,032,480	–	5,032,480
Foreign Government Obligations	–	525,365	–	525,365
Municipal Bonds	–	270,435	–	270,435
Short Term Securities	–	3,954,962	–	3,954,962

TOTAL	$–	$14,122,970	$–	$14,122,970

Other Financial Instruments(a)
Total Return Swap Contacts	$–	$(1,205,283)	$–	$(1,205,283)

TOTAL	$–	$(1,205,283)	$–	$(1,205,283)

(a)	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments such as swap contracts.

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) as well as in swap contracts and structured notes through investments in the WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of March 31, 2014, the net assets of the Fund are $18,269,644 of which $3,098,017 or 16.96% are represented in the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE 3- TAX BASIS INFORMATION

Unrealized Appreciation and Depreciation on Investments: The differences between book-basis and tax-basis are primarily due to the deferral of wash sale losses. As of March 31, 2014 , the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$14,128,000
Gross appreciation (excess of value over tax cost)	$20,431
Gross depreciation (excess of tax cost over value)	$(25,461)
Net unrealized appreciation	$(5,030)

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Market Risk Factors: In pursuit of its investment objective, the Fund seeks to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Swap Agreements: The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Wakefield Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-

party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wakefield Alternative Series Trust

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 27, 2014

By:	/s/ Patrick J. Kane
Patrick J. Kane, Treasurer
(Principal Financial Officer)
Date:	May 27, 2014